  EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Inc. selected as Nevada License Partner by Multi-State Cannabis Innovator LucidMood

VANCOUVER, B.C., CANADA (November 14, 2018) – Body and Mind Inc. (CSE: BAMM, US OTC: BMMJ) (the “Company” or “BaM”) announced today that it has been selected as the Nevada partner of multi-state innovator Chooze Corp., owner of LucidMood. LucidMood creates proprietary terpene and botanical formulations to give defined effects with recognizable differences. Body and Mind will add THC and CBD at their licensed cannabis production facility in Las Vegas and work with LucidMood on sales programs and distribution. LucidMood vape pens are currently sold in Colorado, Delaware, Oregon, Maryland and Rhode Island.

“Nevada is one of the most important states for the cannabis industry right now”, stated Charles Jones, CEO of Chooze. ”With roughly 44 Million annual visitors to Nevada, this is an exceptional market for our products. We have researched numerous partners for expansion into Nevada and Body and Mind ticks all the boxes. Their highly experienced cultivation and production staff will ensure that quality THC and CBD is combined with our proprietary terpene and botanical formulations. I’ve been impressed with the Body and Mind sales and distribution team and our vape pen products are a perfect fit for the “What happens in Vegas stays in Vegas” visitor. LucidMood has been focused on created a defined, repeatable cannabis experience without the debilitating side effects. We have already spent significant time working with Body and Mind and are excited to partner with a company that shares our values of high-quality offerings and customer satisfaction.”

“We have been producing premium cannabis in Nevada for many years and our cultivation team is an industry leader in researching and developing strains for Body and Mind” stated Robert Hasman, Body and Mind director. “We understand that different strains produce different effects and LucidMood has taken the customer experience to the next level. Each cannabis strain contains a multitude of elements beyond just THC and CBC and terpenes are a key factor in the effect. There are over 100 terpenes found in Cannabis and the entourage effect of terpenes is well documented. Basically, you feel more or less of an effect of a strain based on the terpenes found in the strain. LucidMood is an innovator in isolating the terpenes to tailor the entourage effect and give consumers an experience based on a defined experience. LucidMood has a strong track record and customer following in current states and we look forward to replicating this success. The popular LucidMood pens are a complimentary addition to our premium Body and Mind strains and products and will benefit from our well developed distribution channel.”

Lucid Mood considers the cannabis experience through three main effects. Customers looking for a Tranquil experience can choose from their Sleep and Chill vape pens. Customers desiring a Comforting effect can choose from Relief and Calm. Active users seeking an uplifting effect can choose from Party and Energy.

Chooze has entered into a one year exclusive agreement with Body and Mind to license LucidMood technology in order to develop, make, sell, offer for sale and distribute LucidMood products the in the state of Nevada. Chooze grants Body and Mind Inc. rights to use the Licensed Marks solely in connection with the manufacturing, marketing, sale and distribution of the Licensed Products in the Territory during the Term.

LucidMood pens will be available throughout Las Vegas and Nevada dispensaries in mid-December.

Neither the Canadian Securities Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

For further information, please contact:

Michael Mills

778-389-0007

mmills@bamcannabis.com

About Body and Mind

BaM is a publicly traded company investing in high quality medical and recreational cannabis cultivation and production and retail. Our wholly-owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and production licenses. BaM products include dried flower, edibles, topicals, extracts as well as GPEN Gio cartridges. BaM marijuana strains have won numerous awards including the Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada and Ohio and is constantly reviewing accretive expansion opportunities.

About Lucid Mood

LucidMood is a private company founded in 2015 with the lofty goal of creating a cannabis experience without the limiting side effects. We explored, we studied, we went down a rabbit hole. We became experts not only in cannabis, but in the much larger world of botanicals. We learned that there are thousands of terpenes, all with the potential of altering the cannabis experience in desirable ways, and we found that different combinations could create specific effects. When we emerged, we had transformed everything we’d ever thought about cannabis. Now, the effect was clear, sharp, and functional. Each product we make produces tangible, recognizable differences in effect.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks.

Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.